UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011 (October 21, 2011)

SMG INDIUM RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Ave., 16th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 984-0635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

(a)	Prior Independent Registered Public Accounting Firm.

Effective October 21, 2011, the Audit Committee (the “Audit Committee”) of the Board of Directors of SMG Indium Resources Ltd. (the “Company”) approved the replacement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, which took effect October 21, 2011. Marcum’s reports on the Company’s financial statements for the years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except the Company’s audited financial statements for the fiscal years ended December 31, 2010 and 2009 contained a modification raising substantial doubt about the Company’s ability to continue as a going concern due to the Company’s ability to complete its initial public offering to raise additional funds and extend the life of the Company’s existence to perpetuity.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009, and any subsequent interim period preceding Marcum’s replacement and through the date of this Current Report, there were:

(i) no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company for such fiscal year; and

(ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum with a copy of the foregoing disclosures and requested Marcum to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Marcum’s letter dated October 25, 2011 is attached as Exhibit 16.1 to this Form 8-K.

(b)	New independent registered public accounting firm.

Effective October 21, 2011, the Audit Committee approved the engagement of KPMG LLP, 150 John F. Kennedy Parkway, Short Hills, New Jersey 07078 (“KPMG”), as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2011.

During the Company’s two most recent fiscal years and the subsequent interim period preceding KPMG’s engagement, neither the Company nor anyone on behalf of the Company consulted KPMG regarding either:

(i) The application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) Any matter that was the subject of a “disagreement” or “reportable event” (as such terms are defined in Item 304(a)(1)(iv) or (v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

16.1	Letter dated October 25, 2011 from Marcum LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2011	SMG INDIUM RESOURCES LTD.

	By:	/s/ Alan C. Benjamin
Name: Alan C. Benjamin
Title: Chief Executive Officer